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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): December 10, 1998



                              THE BANC CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


      0-25033                                            63-1201350
(Commission File No.)                       (I.R.S. Employer Identification No.)


                              17 North 20th Street
                           Birmingham, Alabama 35203
                    (Address of Principal Executive Offices)


                                 (205) 326-2265
              (Registrant's Telephone Number, Including Area Code)


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Item 5.  Other Events

         On December 10, 1998, The Banc Corporation (the "Corporation") completed its public offering of 1,000,000 shares of Common Stock, par value $.001 per share, at a price of $11.00 per share. The offering was made through an underwriting group managed by Sterne, Agee & Leach, Inc. and included Advest, Inc., J.C. Bradford & Co., Legg Mason Wood & Walker, Inc., Morgan Keegan & Co., Inc., Raymond James & Associates, Inc., The Robinson-Humphrey Co., LLC and Ryan, Beck & Co., Inc. The Corporation has granted the Underwriters an option to purchase an additional 150,000 shares of Common Stock at a price of $11.00 per share for a period of 30 days.


Item 7.  Financial Statements and Exhibits



      EXHIBIT
        NO.                                       DESCRIPTION
        ---                                       -----------
       (99)          Press Release, dated December 10, 1998, by the Corporation.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         THE BANC CORPORATION


                                         By  /s/ James A. Taylor, Jr.
                                           -------------------------------------
                                                 James A. Taylor, Jr.
                                             Executive Vice President and
                                                  General Counsel


Dated: December 15, 1998


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